UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 11, 2008
Date of Report (Date of earliest event reported)

PARK PLACE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51712	71-0971567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 300, 840-6th Avenue S.W., Calgary, Alberta, Canada,	T2P 3E5
(Address of principal executive offices)	(Zip Code)

(403) 360-5375
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 11, 2008 Bruce Thomson resigned as a director of the Company and on June 13, 2008 Eric M. Leslie resigned as President, CEO and a director of the Company. In Mr. Leslie's place David Johnson was appointed President, CEO and sole director of the Company.

Mr. Johnson has an extensive background in both private and public companies, including the consulting to oil and gas companies over the last two years. Mr. Johnson was licensed as a registered broker with the British Columbia Securities Commission while working at a leading independent Canadian brokerage house.

The news release announcing the resignations and appointment is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 - News Release dated June 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated June 18, 2008

PARK PLACE ENERGY CORP.

/s/ David Johnson
David Johnson
President and CEO